EXHIBIT 99.1

[OBJECT OMITTED]                                                    News Release

FOR IMMEDIATE RELEASE
July 15, 2003

                   Trustmark Announces Second Quarter Earnings
                      Return on Average Equity exceeds 18%;
                     Board Expands Share Repurchase Program

Jackson, Miss. - Trustmark Corporation (NASDAQ:TRMK) announced basic earnings per share of $0.53 for the second quarter of 2003, which represents a 6.0% increase compared to $0.50 for the second quarter of 2002. Net income for the second quarter of 2003 totaled $31.2 million. Trustmark's performance for the quarter ended June 30, 2003, resulted in a return on average assets of 1.70% and a return on average shareholders' equity of 18.76%.

Basic earnings per share for the six months ended June 30, 2003, were $0.94, compared to $0.98 for 2002. Trustmark's performance during the first half of 2003 resulted in a return on average assets of 1.55% and a return on average shareholders' equity of 16.83%. Earnings during the first quarter of 2003 included an after-tax charge of $0.07 per share associated with the Company's voluntary early retirement program. At June 30, 2003, Trustmark reported total loans of $4.8 billion, total assets of $7.4 billion, total deposits of $5.0 billion and shareholders' equity of $664 million.

Richard G. Hickson, Chairman and CEO, stated, "Our success in providing banking and financial solutions for our customers continues to be reflected in our financial performance. Our loans increased approximately $290 million while deposits grew $365 million when compared to figures one year earlier. Despite the sluggish economic environment, Trustmark's credit quality remained quite strong. Nonperforming assets declined 7.7% during the three months ended June 30, 2003, to $36 million and the allowance coverage of nonperforming loans improved to 259%.

"We have continued to take proactive measures to realign work processes and implement technology to enhance our responsiveness to customers as well as our efficiency. Our objectives are to meet the needs of our customers and enhance shareholder value," said Hickson.

"During the quarter, we announced our plans to enter the dynamic Florida marketplace and our pending purchase of seven branches serving the Destin and Panama City areas. Our purchase of these branches, known as the Emerald Coast Division of The Bank, based in Birmingham, Alabama, is pending regulatory approval and expected to be completed during the third quarter. The customers of these branches and the demographics of these markets represent an outstanding opportunity for Trustmark. We look forward to building our franchise in Florida, one of the fastest growing and most desirable markets in the southeast," said Hickson.

The Board of Directors of Trustmark Corporation authorized the repurchase of up to an additional 5.0%, or approximately 3.0 million shares, of the Corporation's common stock. When combined with its previously existing share repurchase program, Trustmark now has authorization to repurchase up to an additional 4.3 million of its shares. During the first six months of 2003, Trustmark repurchased approximately 1.6 million shares of its common stock, including 248 thousand in the second quarter. The repurchase program is subject to market conditions and management discretion and will continue to be implemented through open market purchases or privately negotiated transactions.

Trustmark is a financial services company providing banking and financial solutions through over 130 offices and 2,300 associates in Mississippi and Tennessee. For additional financial information, visit Trustmark's web site at www.trustmark.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement in this press release encompasses any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein, as well as the management assumptions underlying those forward-looking statements. Factors that might cause future results to differ from such forward-looking statements are described in Trustmark's filings with the Securities and Exchange Commission. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments, or otherwise.

                               TRUSTMARK CONTACTS

Investors:   Zach Wasson                                    Joseph Rein
             Executive Vice President and CFO               First Vice President
             601-208-6816                                   601-208-6898

Media:       Gray Wiggers
             Senior Vice President
             601-208-5942

                TRUSTMARK CORPORATION AND SUBSIDIARIES
                   CONSOLIDATED FINANCIAL STATEMENTS
                             June 30, 2003
                           ($ in thousands)
                              (unaudited)


                           Quarter Ended June 30,
                           ----------------------
AVERAGE BALANCES              2003        2002     $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $1,497,929  $  873,060  $ 624,869    71.6%
Securities AFS-nontaxable      65,862      83,763    (17,901)  -21.4%
Securities HTM-taxable        284,115     612,307   (328,192)  -53.6%
Securities HTM-nontaxable      90,708      89,346      1,362     1.5%
                           ----------  ----------  ---------
Total securities            1,938,614   1,658,476    280,138    16.9%
                           ----------  ----------  ---------
Loans                       4,742,289   4,488,719    253,570     5.6%
Fed funds sold
  and rev repos                31,055      22,224      8,831    39.7%
                           ----------  ----------  ---------
Total earning assets        6,711,958   6,169,419    542,539     8.8%
                           ----------  ----------  ---------
Allowance for loan losses     (75,142)    (75,379)       237    -0.3%
Cash and due from banks       306,173     274,572     31,601    11.5%
Other assets                  404,207     418,600    (14,393)   -3.4%
                           ----------  ----------  ---------
Total assets               $7,347,196  $6,787,212  $ 559,984     8.3%
                           ==========  ==========  =========

Int-bearing demand dep     $1,157,982  $  956,509  $ 201,473    21.1%
Savings deposits              832,978     736,340     96,638    13.1%
Time deposits less
  than $100,000             1,226,988   1,309,221    (82,233)   -6.3%
Time deposits of $100,000
  or more                     436,316     536,202    (99,886)  -18.6%
                           ----------  ----------  ---------
Total interest-bearing dep  3,654,264   3,538,272    115,992     3.3%
Fed funds pch and repos     1,040,233     768,239    271,994    35.4%
Short-term borrowings         271,112     393,542   (122,430)  -31.1%
Long-term FHLB advances       457,667     297,527    160,140    53.8%
                           ----------  ----------  ---------
Total interest-bearing
  liabilities               5,423,276   4,997,580    425,696     8.5%
Nonint-bearing deposits     1,199,182   1,059,806    139,376    13.2%
Other liabilities              58,474      56,167      2,307     4.1%
Shareholders' equity          666,264     673,659     (7,395)   -1.1%
                           ----------  ----------  ---------
Total liab and equity      $7,347,196  $6,787,212  $ 559,984     8.3%
                           ==========  ==========  =========

                           Year-to-date June 30,
                           ----------------------
AVERAGE BALANCES              2003        2002     $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $1,367,607  $  882,964  $ 484,643    54.9%
Securities AFS-nontaxable      67,930      87,222    (19,292)  -22.1%
Securities HTM-taxable        345,797     649,720   (303,923)  -46.8%
Securities HTM-nontaxable      90,826      89,409      1,417     1.6%
                           ----------  ----------  ---------
Total securities            1,872,160   1,709,315    162,845     9.5%
                           ----------  ----------  ---------
Loans                       4,680,028   4,479,874    200,154     4.5%
Fed funds sold
  and rev repos                30,381      23,415      6,966    29.8%
                           ----------  ----------  ---------
Total earning assets        6,582,569   6,212,604    369,965     6.0%
                           ----------  ----------  ---------
Allowance for loan losses     (75,143)    (75,371)       228    -0.3%
Cash and due from banks       304,283     280,164     24,119     8.6%
Other assets                  407,159     417,544    (10,385)   -2.5%
                           ----------  ----------  ---------
Total assets               $7,218,868  $6,834,941  $ 383,927     5.6%
                           ==========  ==========  =========

Int-bearing demand dep     $1,099,400  $  942,828  $ 156,572    16.6%
Savings deposits              809,055     725,856     83,199    11.5%
Time deposits less
  than $100,000             1,244,333   1,325,659    (81,326)   -6.1%
Time deposits of $100,000
  or more                     450,096     534,822    (84,726)  -15.8%
                           ----------  ----------  ---------
Total interest-bearing dep  3,602,884   3,529,165     73,719     2.1%
Fed funds pch and repos       983,534     829,617    153,917    18.6%
Short-term borrowings         256,324     427,894   (171,570)  -40.1%
Long-term FHLB advances       466,384     261,464    204,920    78.4%
                           ----------  ----------  ---------
Total interest-bearing
  liabilities               5,309,126   5,048,140    260,986     5.2%
Nonint-bearing deposits     1,179,174   1,049,627    129,547    12.3%
Other liabilities              63,735      62,795        940     1.5%
Shareholders' equity          666,833     674,379     (7,546)   -1.1%
                           ----------  ----------  ---------
Total liab and equity      $7,218,868  $6,834,941  $ 383,927     5.6%
                           ==========  ==========  =========

                                   June 30,
                           ----------------------
PERIOD END BALANCES           2003        2002     $ Change   % Change
-------------------        ----------  ----------  ---------  --------
Sec available for sale     $1,536,935  $  996,315  $ 540,620    54.3%
Sec held to maturity          312,001     661,594   (349,593)  -52.8%
                           ----------  ----------  ---------
Total securities            1,848,936   1,657,909    191,027    11.5%
Loans                       4,825,953   4,533,120    292,833     6.5%
Fed funds sold
  and rev repos                19,561      14,798      4,763    32.2%
                           ----------  ----------  ---------
Total earning assets        6,694,450   6,205,827    488,623     7.9%
                           ----------  ----------  ---------
Allowance for loan losses     (74,819)    (75,900)     1,081    -1.4%
Cash and due from banks       345,050     289,006     56,044    19.4%
Intang-other identifiable      21,062      23,924     (2,862)  -12.0%
Intang-mortgage servicing      37,680      58,199    (20,519)  -35.3%
Intang-goodwill                48,028      47,515        513     1.1%
Other assets                  301,848     297,779      4,069     1.4%
                           ----------  ----------  ---------
Total assets               $7,373,299  $6,846,350  $ 526,949     7.7%
                           ==========  ==========  =========

Nonint-bearing deposits    $1,306,795  $1,076,048  $ 230,747    21.4%
Int-bearing deposits        3,659,985   3,523,041    136,944     3.9%
                           ----------  ----------  ---------
Total deposits              4,966,780   4,599,089    367,691     8.0%
Fed funds pch and repos       976,051     711,766    264,285    37.1%
Short-term borrowings         239,605     454,503   (214,898)  -47.3%
Long-term FHLB advances       457,624     325,000    132,624    40.8%
Other liabilities              68,880      64,059      4,821     7.5%
                           ----------  ----------  ---------
Total liabilities           6,708,940   6,154,417    554,523     9.0%
                           ----------  ----------  ---------
Common stock                   12,296      12,961       (665)   -5.1%
Surplus                       152,981      27,750    125,231   451.3%
Retained earnings             506,401     630,217   (123,816)  -19.6%
Accum other comprehensive
  income, net of taxes         (7,319)     21,005    (28,324) -134.8%
                           ----------  ----------  ---------
Total shareholders' equity    664,359     691,933    (27,574)   -4.0%
                           ----------  ----------  ---------
Total liab and equity      $7,373,299  $6,846,350  $ 526,949     7.7%
                           ==========  ==========  =========

Total int-bearing liab     $5,333,265  $5,014,310  $ 318,955     6.4%
                           ==========  ==========  =========

                           Quarter Ended June 30,
                           ----------------------
INCOME STATEMENTS             2003        2002     $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $   72,146  $   77,174  $  (5,028)   -6.5%
Int on securities-taxable      18,390      24,509     (6,119)  -25.0%
Int on securities-tax
  exempt-FTE                    3,094       3,440       (346)  -10.1%
Int on fed funds sold
  and rev repos                    94          96         (2)   -2.1%
Other interest income              11         575       (564)  -98.1%
                           ----------  ----------   --------
Total interest income-FTE      93,735     105,794    (12,059)  -11.4%
                           ----------  ----------   --------
Interest on deposits           15,653      20,020     (4,367)  -21.8%
Interest on fed funds
  pch and repos                 3,101       3,229       (128)   -4.0%
Other interest expense          4,731       5,459       (728)  -13.3%
                           ----------  ----------   --------
Total interest expense         23,485      28,708     (5,223)  -18.2%
                           ----------  ----------   --------
Net interest income-FTE        70,250      77,086     (6,836)   -8.9%
Provision for loan losses       2,649       3,000       (351)  -11.7%
                           ----------  ----------   --------
Net interest income after
  provision-FTE                67,601      74,086     (6,485)   -8.8%
                           ----------  ----------   --------
Service charges on
  deposit accounts             13,070      12,397        673     5.4%
Other acct charges and fees     7,136       7,203        (67)   -0.9%
Insurance commissions           4,963       3,813      1,150    30.2%
Mortgage servicing fees         4,235       4,293        (58)   -1.4%
Trust service income            2,346       2,492       (146)   -5.9%
Gains on sales of
  loans (Note 3)                5,251       2,169      3,082   142.1%
Other income (Note 3)           1,064      (2,093)     3,157  -150.8%
                           ----------  ----------   --------
Nonint inc-excl sec gains      38,065      30,274      7,791    25.7%
Security gains                  4,021         376      3,645   969.4%
                           ----------  ----------   --------
Total noninterest income       42,086      30,650     11,436    37.3%
                           ----------  ----------   --------
Salaries and employee
  benefits (Note 2,3)          29,497      28,940        557     1.9%
Net occupancy-premises          3,160       2,906        254     8.7%
Equipment expense               3,673       3,864       (191)   -4.9%
Services and fees               8,011       7,822        189     2.4%
Amtz/impairment of intang
  assets (Note 3)               8,749       2,837      5,912   208.4%
Loan expense                    2,432       2,389         43     1.8%
Other expense                   4,425       4,956       (531)  -10.7%
                           ----------  ----------   --------
Total noninterest expense      59,947      53,714      6,233    11.6%
                           ----------  ----------   --------
Income before income taxes     49,740      51,022     (1,282)   -2.5%
Tax equivalent adjustment       2,061       2,295       (234)  -10.2%
Income taxes                   16,515      17,324       (809)   -4.7%
                           ----------  ----------   --------
Net income                 $   31,164  $   31,403   $   (239)   -0.8%
                           ==========  ==========   ========
Earnings per share
     Basic                 $     0.53  $     0.50   $   0.03     6.0%
                           ==========  ==========   ========
     Diluted               $     0.53  $     0.50   $   0.03     6.0%
                           ==========  ==========   ========

Wtd average shares o/s
     Basic                 59,117,961  62,593,028               -5.6%
                           ==========  ==========
     Diluted               59,294,330  62,823,366               -5.6%
                           ==========  ==========

Period end shares o/s      59,014,613  62,204,272               -5.1%
                           ==========  ==========

Dividends per share        $   0.1650  $   0.1500               10.0%
                           ==========  ==========

                            Year-to-date June 30,
                           ----------------------
INCOME STATEMENTS             2003        2002     $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $  143,937  $  155,762  $ (11,825)   -7.6%
Int on securities-taxable      38,545      48,678    (10,133)  -20.8%
Int on securities-tax
  exempt-FTE                    6,277       7,034       (757)  -10.8%
Int on fed funds sold
  and rev repos                   176         195        (19)   -9.7%
Other interest income              23       1,345     (1,322)  -98.3%
                           ----------  ----------  ---------
Total interest income-FTE     188,958     213,014    (24,056)  -11.3%
                           ----------  ----------  ---------
Interest on deposits           31,715      41,798    (10,083)  -24.1%
Interest on fed funds
  pch and repos                 5,827       6,888     (1,061)  -15.4%
Other interest expense          9,763      10,930     (1,167)  -10.7%
                           ----------  ----------  ---------
Total interest expense         47,305      59,616    (12,311)  -20.7%
                           ----------  ----------  ---------
Net interest income-FTE       141,653     153,398    (11,745)   -7.7%
Provision for loan losses       5,649       7,307     (1,658)  -22.7%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE               136,004     146,091    (10,087)   -6.9%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             25,750      23,821      1,929     8.1%
Other acct charges and fees    13,761      14,204       (443)   -3.1%
Insurance commissions           8,750       6,473      2,277    35.2%
Mortgage servicing fees         8,561       8,615        (54)   -0.6%
Trust service income            4,657       5,011       (354)   -7.1%
Gains on sales of
  loans (Note 3)                9,144       3,674      5,470   148.9%
Other income (Note 3)             477      (2,678)     3,155  -117.8%
                           ----------  ----------  ---------
Nonint inc-excl sec gains      71,100      59,120     11,980    20.3%
Security gains                 12,169         516     11,653  2258.3%
                           ----------  ----------  ---------
Total noninterest income       83,269      59,636     23,633    39.6%
                           ----------  ----------  ---------
Salaries and employee
  benefits (Note 2,3)          65,421      58,462      6,959    11.9%
Net occupancy-premises          6,146       5,695        451     7.9%
Equipment expense               7,383       7,759       (376)   -4.8%
Services and fees              15,890      15,627        263     1.7%
Amtz/impairment of intang
  assets (Note 3)              20,404       3,823     16,581   433.7%
Loan expense                    4,803       4,941       (138)   -2.8%
Other expense                   9,626       9,397        229     2.4%
                           ----------  ----------  ---------
Total noninterest expense     129,673     105,704     23,969    22.7%
                           ----------  ----------  ---------
Income before income taxes     89,600     100,023    (10,423)  -10.4%
Tax equivalent adjustment       4,267       4,678       (411)   -8.8%
Income taxes                   29,685      33,613     (3,928)  -11.7%
                           ----------  ----------  ---------
Net income                 $   55,648  $   61,732  $  (6,084)   -9.9%
                           ==========  ==========  =========
Earnings per share
     Basic                 $     0.94  $     0.98  $   (0.04)   -4.1%
                           ==========  ==========  =========
     Diluted               $     0.93  $     0.98  $   (0.05)   -5.1%
                           ==========  ==========  =========

Wtd average shares o/s
     Basic                 59,512,924  63,026,007               -5.6%
                           ==========  ==========
     Diluted               59,667,383  63,227,597               -5.6%
                           ==========  ==========

Period end shares o/s      59,014,613  62,204,272               -5.1%
                           ==========  ==========

Dividends per share        $   0.3300  $   0.3000               10.0%
                           ==========  ==========

                                  June 30,
                           ----------------------
NONPERFORMING ASSETS          2003        2002     $ Change   % Change
--------------------       ----------  ----------  ---------  --------
Nonaccrual loans           $   28,916  $  41,144   $ (12,228)  -29.7%
Restructured loans                  -          -           -
                           ----------  ---------   ---------
Total nonperforming loans      28,916     41,144     (12,228)  -29.7%
Other real estate               7,116      5,749       1,367    23.8%
                           ----------  ---------   ---------
Total nonperforming assets     36,032     46,893     (10,861)  -23.2%
Loans past due over 90 days     2,183      2,910        (727)  -25.0%
                           ----------  ---------   ---------
Total nonperforming
  assets plus past
  due over 90 days         $   38,215  $  49,803   $ (11,588)  -23.3%
                           ==========  =========   =========


                           Quarter Ended June 30,
                           ----------------------
ALLOWANCE FOR LOAN LOSSES     2003        2002     $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   74,867  $   75,240  $    (373)   -0.5%
Adjustments for business
  combinations                      -           -          -
Charge-offs                    (4,791)     (4,655)      (136)    2.9%
Recoveries                      2,094       2,315       (221)   -9.5%
Provision for loan losses       2,649       3,000       (351)  -11.7%
                           ----------  ----------  ---------
Ending Balance             $   74,819  $   75,900  $  (1,081)   -1.4%
                           ==========  ==========  =========

                           Year-to-date June 30,
                           ----------------------
ALLOWANCE FOR LOAN LOSSES     2003        2002     $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   74,771  $   75,534  $    (763)   -1.0%
Adjustments for business
  combinations                      -           -           -
Charge-offs                    (9,982)    (11,501)      1,519  -13.2%
Recoveries                      4,381       4,560        (179)  -3.9%
Provision for loan losses       5,649       7,307      (1,658) -22.7%
                           ----------  ----------  ----------
Ending Balance             $   74,819  $   75,900  $   (1,081)  -1.4%
                           ==========  ==========  ==========

                                      Quarter Ended     Year-to-date
                                     ---------------   ---------------
                                         June 30,          June 30,
                                     ---------------   ---------------
RATIOS                                2003     2002     2003     2002
------                               ------   ------   ------   ------
ROA                                   1.70%    1.86%    1.55%    1.82%
ROE                                  18.76%   18.70%   16.83%   18.46%
Equity generation rate               12.92%   13.09%   10.92%   12.81%
EOP equity/ EOP assets                9.01%   10.11%    9.01%   10.11%
Average equity/average assets         9.07%    9.93%    9.24%    9.87%
Interest margin - Yield - FTE         5.60%    6.88%    5.79%    6.91%
Interest margin - Cost - FTE          1.40%    1.87%    1.45%    1.93%
Net interest margin - FTE             4.20%    5.01%    4.34%    4.98%
Rate on interest-bearing liab         1.74%    2.30%    1.80%    2.38%
Efficiency ratio (Note 3)            53.06%   49.07%   53.60%   49.99%
Expense ratio                         1.31%    1.52%    1.79%    1.51%
Net charge offs/average loans         0.23%    0.21%    0.24%    0.31%
Prov for loan losses/average loans    0.22%    0.27%    0.24%    0.33%
Nonperforming loans/total loans       0.60%    0.91%    0.60%    0.91%
Nonperforming assets/total loans      0.75%    1.03%    0.75%    1.03%
Nonperf assets/total loans+ORE        0.75%    1.03%    0.75%    1.03%
ALL/nonperforming loans             258.75%  184.47%  258.75%  184.47%
ALL/total loans                       1.55%    1.67%    1.55%    1.67%
Net loans/total assets               64.44%   65.10%   64.44%   65.10%

                                    Quarter Ended June 30,
                                    ----------------------
COMMON STOCK PERFORMANCE              2003           2002
------------------------            -------        -------
Market value of stock-Close         $25.470        $25.550
Market value of stock-High          $27.000        $27.140
Market value of stock-Low           $23.540        $24.560
Book value of stock                 $ 11.26        $ 11.12
Tangible book value of stock        $  9.45        $  9.04
Market/Book value of stock           226.20%        229.77%
Price/Earnings ratio                  11.98          12.74
Dividend payout                       31.13%         30.00%

                                    Year-to-date June 30,
                                    ----------------------
COMMON STOCK PERFORMANCE              2003           2002
------------------------            -------        -------
Market value of stock-Close         $25.470        $25.550
Market value of stock-High          $27.000        $27.140
Market value of stock-Low           $22.560        $23.380
Book value of stock                 $ 11.26        $ 11.12
Tangible book value of stock        $  9.45        $  9.04
Market/Book value of stock           226.20%        229.77%
Price/Earnings ratio                  13.44          12.93
Dividend payout                       35.11%         30.61%

                                           June 30,
                                    ----------------------
OTHER DATA                            2003           2002
----------                          -------        -------
EOP Employees - FTE                   2,286          2,420

                               Quarter Ended
                           ----------------------
AVERAGE BALANCES            6/30/2003   3/31/2003  $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $1,497,929  $1,235,837  $ 262,092    21.2%
Securities AFS-nontaxable      65,862      70,021     (4,159)   -5.9%
Securities HTM-taxable        284,115     408,165   (124,050)  -30.4%
Securities HTM-nontaxable      90,708      90,945       (237)   -0.3%
                           ----------  ----------  ---------
Total securities            1,938,614   1,804,968    133,646     7.4%
                           ----------  ----------  ---------
Loans                       4,742,289   4,617,076    125,213     2.7%
Fed funds sold
  and rev repos                31,055      29,700      1,355     4.6%
                           ----------  ----------  ---------
Total earning assets        6,711,958   6,451,744    260,214     4.0%
                           ----------  ----------  ---------
Allowance for loan losses     (75,142)    (75,143)         1     0.0%
Cash and due from banks       306,173     302,372      3,801     1.3%
Other assets                  404,207     410,141     (5,934)   -1.4%
                           ----------  ----------  ---------
Total assets               $7,347,196  $7,089,114  $ 258,082     3.6%
                           ==========  ==========  =========

Int-bearing demand dep     $1,157,982  $1,040,166  $ 117,816    11.3%
Savings deposits              832,978     784,866     48,112     6.1%
Time deposits less
  than $100,000             1,226,988   1,261,873    (34,885)   -2.8%
Time deposits of $100,000
  or more                     436,316     464,029    (27,713)   -6.0%
                           ----------  ----------  ---------
Total interest-bearing dep  3,654,264   3,550,934    103,330     2.9%
Fed funds pch and repos     1,040,233     926,205    114,028    12.3%
Short-term borrowings         271,112     241,371     29,741    12.3%
Long-term FHLB advances       457,667     475,198    (17,531)   -3.7%
                           ----------  ----------  ---------
Total int-bearing
  liabilities               5,423,276   5,193,708    229,568     4.4%
Nonint-bearing deposits     1,199,182   1,158,944     40,238     3.5%
Other liabilities              58,474      69,053    (10,579)  -15.3%
Shareholders' equity          666,264     667,409     (1,145)   -0.2%
                           ----------  ----------  ---------
Total liab and equity      $7,347,196  $7,089,114  $ 258,082     3.6%
                           ==========  ==========  =========

                                Period Ended
                           ----------------------
PERIOD END BALANCES         6/30/2003   3/31/2003  $ Change   % Change
-------------------        ----------  ----------  ---------  --------
Sec available for sale     $1,536,935  $1,523,599  $  13,336     0.9%
Sec held to maturity          312,001     442,946   (130,945)  -29.6%
                           ----------  ----------  ---------
     Total securities       1,848,936   1,966,545   (117,609)   -6.0%
Loans                       4,825,953   4,631,080    194,873     4.2%
Fed funds sold
  and rev repos                19,561      27,015     (7,454)  -27.6%
                           ----------  ----------  ---------
     Total earning assets   6,694,450   6,624,640     69,810     1.1%
                           ----------  ----------  ---------
Allowance for loan losses     (74,819)    (74,867)        48    -0.1%
Cash and due from banks       345,050     363,738    (18,688)   -5.1%
Intang-other identifiable      21,062      21,925       (863)   -3.9%
Intang-mortgage servicing      37,680      39,655     (1,975)   -5.0%
Intang-goodwill                48,028      48,028          -     0.0%
Other assets                  301,848     282,745     19,103     6.8%
                           ----------  ----------  ---------
Total assets               $7,373,299  $7,305,864  $  67,435     0.9%
                           ==========  ==========  =========

Nonint-bearing deposits    $1,306,795  $1,223,941  $  82,854     6.8%
Interest-bearing deposits   3,659,985   3,754,058    (94,073)   -2.5%
                           ----------  ----------  ---------
Total deposits              4,966,780   4,977,999    (11,219)   -0.2%
Fed funds pch and repos       976,051     816,475    159,576    19.5%
Short-term borrowings         239,605     321,879    (82,274)  -25.6%
Long-term FHLB advances       457,624     457,667        (43)    0.0%
Other liabilities              68,880      71,201     (2,321)   -3.3%
                           ----------  ----------  ---------
Total liabilities           6,708,940   6,645,221     63,719     1.0%
                           ----------  ----------  ---------
Common stock                   12,296      12,337        (41)   -0.3%
Surplus                       152,981     157,954     (4,973)   -3.1%
Retained earnings             506,401     484,980     21,421     4.4%
Accum other comprehensive
  income, net of taxes         (7,319)      5,372    (12,691) -236.2%
                           ----------  ----------  ---------
Total shareholders' equity    664,359     660,643      3,716     0.6%
                           ----------  ----------  ---------
Total liab and equity      $7,373,299  $7,305,864  $  67,435     0.9%
                           ==========  ==========  =========

Total int-bearing liab     $5,333,265  $5,350,079  $ (16,814)   -0.3%
                           ==========  ==========  =========

                               Quarter Ended
                           ----------------------
INCOME STATEMENTS           6/30/2003   3/31/2003  $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $   72,146  $   71,791  $     355     0.5%
Int on securities-taxable      18,390      20,155     (1,765)   -8.8%
Int on securities-tax
  exempt-FTE                    3,094       3,183        (89)   -2.8%
Int on fed funds sold
  and rev repos                    94          82         12    14.6%
Other interest income              11          12         (1)   -8.3%
                           ----------  ----------  ---------
Total interest income-FTE      93,735      95,223     (1,488)   -1.6%
                           ----------  ----------  ---------
Interest on deposits           15,653      16,062       (409)   -2.5%
Interest on fed funds
  pch and repos                 3,101       2,726        375    13.8%
Other interest expense          4,731       5,032       (301)   -6.0%
                           ----------  ----------  ---------
Total interest expense         23,485      23,820       (335)   -1.4%
                           ----------  ----------  ---------
Net interest income-FTE        70,250      71,403     (1,153)   -1.6%
Provision for loan losses       2,649       3,000       (351)  -11.7%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE                67,601      68,403       (802)   -1.2%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             13,070      12,680        390     3.1%
Other acct charges and fees     7,136       6,625        511     7.7%
Insurance commissions           4,963       3,787      1,176    31.1%
Mortgage servicing fees         4,235       4,326        (91)   -2.1%
Trust service income            2,346       2,311         35     1.5%
Gains on sales of
  loans (Note 3)                5,251       3,893      1,358    34.9%
Other income (Note 3)           1,064        (587)     1,651  -281.3%
                           ----------  ----------  ---------
Nonint inc-excl sec gains      38,065      33,035      5,030    15.2%
Security gains                  4,021       8,148     (4,127)  -50.7%
                           ----------  ----------  ---------
Total noninterest income       42,086      41,183        903     2.2%
                           ----------  ----------  ---------
Salaries and employee
  benefits (Note 2, 3)         29,497      35,924     (6,427)  -17.9%
Net occupancy-premises          3,160       2,986        174     5.8%
Equipment expense               3,673       3,710        (37)   -1.0%
Services and fees               8,011       7,879        132     1.7%
Amtz/impairment of intang
  assets (Note 3)               8,749      11,655     (2,906)  -24.9%
Loan expense                    2,432       2,371         61     2.6%
Other expense                   4,425       5,201       (776)  -14.9%
                           ----------  ----------  ---------
Total noninterest expense      59,947      69,726     (9,779)  -14.0%
                           ----------  ----------  ---------
Income before income taxes     49,740      39,860      9,880    24.8%
Tax equivalent adjustment       2,061       2,206       (145)   -6.6%
Income taxes                   16,515      13,170      3,345    25.4%
                           ----------  ----------  ---------
Net income                 $   31,164  $   24,484  $   6,680    27.3%
                           ==========  ==========  =========

Earnings per share
     Basic                 $     0.53  $     0.41  $    0.12    29.3%
                           ==========  ==========  =========
     Diluted               $     0.53  $     0.41  $    0.12    29.3%
                           ==========  ==========  =========

Wtd average shares o/s
     Basic                 59,117,961  59,912,276
                           ==========  ==========
     Diluted               59,294,330  60,055,751
                           ==========  ==========

Period end shares o/s      59,014,613  59,210,244
                           ==========  ==========

Dividends per share        $   0.1650  $   0.1650
                           ==========  ==========

                                Period Ended
                           ----------------------
NONPERFORMING ASSETS        6/30/2003   3/31/2003  $ Change   % Change
--------------------       ----------  ----------  ---------  --------
Nonaccrual loans           $   28,916  $   31,769  $  (2,853)   -9.0%
Restructured loans                  -           -          -
                           ----------  ----------  ---------
Total nonperforming loans      28,916      31,769     (2,853)   -9.0%
Other real estate               7,116       7,281       (165)   -2.3%
                           ----------  ----------  ---------
Total nonperforming assets     36,032      39,050     (3,018)   -7.7%
Loans past due over 90 days     2,183       2,512       (329)  -13.1%
                           ----------  ----------  ---------
Total nonperforming
  assets plus past
  due over 90 days         $   38,215  $   41,562  $  (3,347)   -8.1%
                           ==========  ==========  =========


                               Quarter Ended
                           ----------------------
ALLOWANCE FOR LOAN LOSSES   6/30/2003   3/31/2003  $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   74,867  $   74,771  $      96     0.1%
Adjustments for business
  combinations                      -           -          -
Charge-offs                    (4,791)     (5,191)       400    -7.7%
Recoveries                      2,094       2,287       (193)   -8.4%
Provision for loan losses       2,649       3,000       (351)  -11.7%
                           ----------  ----------  ---------
Ending Balance             $   74,819  $   74,867  $     (48)   -0.1%
                           ==========  ==========  =========

                                           Quarter Ended
                                       ---------------------
RATIOS                                 6/30/2003   3/31/2003
------                                 ---------   ---------
ROA                                       1.70%       1.40%
ROE                                      18.76%      14.88%
Equity generation rate                   12.92%       8.89%
EOP equity/ EOP assets                    9.01%       9.04%
Average equity/average assets             9.07%       9.41%
Interest margin - Yield - FTE             5.60%       5.99%
Interest margin - Cost - FTE              1.40%       1.50%
Net interest margin - FTE                 4.20%       4.49%
Rate on interest-bearing liabilities      1.74%       1.86%
Efficiency ratio  (Note 3)               53.06%      54.17%
Expense ratio                             1.31%       2.31%
Net charge offs/average loans             0.23%       0.26%
Provision for loan losses/average loans   0.22%       0.26%
Nonperforming loans/total loans           0.60%       0.69%
Nonperforming assets/total loans          0.75%       0.84%
Nonperforming assets/total loans+ORE      0.75%       0.84%
ALL/nonperforming loans                 258.75%     235.66%
ALL/total loans                           1.55%       1.62%
Net loans/total assets                   64.44%      62.36%

                                           Quarter Ended
                                       ---------------------
COMMON STOCK PERFORMANCE               6/30/2003   3/31/2003
------------------------               ---------   ---------
Market value of stock-Close             $25.470     $23.760
Market value of stock-High              $27.000     $24.800
Market value of stock-Low               $23.540     $22.560
Book value of stock                     $ 11.26     $ 11.16
Tangible book value of stock            $  9.45     $  9.31
Market/Book value of stock               226.20%     212.90%
Price/Earnings ratio                      11.98       14.29
Dividend payout                           31.13%      40.24%


OTHER DATA                             6/30/2003   3/31/2003
----------                             ---------   ---------
EOP Employees - FTE                       2,286       2,283

Note 1- Business Combinations

     On June 18, 2003, Trustmark and The Banc Corporation of Birmingham, Alabama, jointly announced the signing of a definitive purchase and assumption agreement pursuant to which Trustmark National Bank will acquire seven Florida branches of The Bank, a subsidiary of The Banc Corporation, for a $46.8 million deposit premium. These branches, known as the Emerald Coast Division, serve the markets from Destin to Panama City and have loans and deposits of approximately $221 million and $205 million, respectively. The transaction, which is subject to regulatory approval, is expected to be completed during the third quarter of 2003.

Note 2- Early Retirement Program

     In February 2003, Trustmark announced a voluntary early retirement program (ERP) for associates age 58 and above with ten or more years of service. This program was accepted by 116 associates, or 4.75% of Trustmark's workforce. A one-time after-tax charge of approximately $4.1 million, or $0.07 per share, was recognized in Trustmark's first quarter 2003 earnings. The following table demonstrates the effects of this program on Trustmark's results of operations and ratios:
                                                Quarter Ended
                                       -------------------------------
                                       6/30/2003  3/31/2003  6/30/2002
                                       ---------  ---------  ---------
     Net income, as reported           $  31,164  $  24,484  $  31,403
     Add back ERP charge, net
       of tax                                  -      4,085          -
                                       ---------  ---------   --------
     Net income adjusted for ERP       $  31,164  $  28,569   $ 31,403
                                       =========  =========   ========

     Earnings per share adjusted
       for ERP
         Basic earnings per share,
           as reported                 $    0.53  $    0.41   $   0.50
         Effect of ERP charge                  -       0.07          -
                                       ---------  ---------   --------
         Basic earnings per share,
           adjusted                    $    0.53  $    0.48   $   0.50
                                       =========  =========   ========
         Diluted earnings per share,
           as reported                 $    0.53  $    0.41   $   0.50
         Effect of ERP charge                  -       0.07          -
                                       ---------  ---------   --------
         Diluted earnings per share,
           adjusted                    $    0.53  $    0.48   $   0.50
                                       =========  =========   ========

     Ratios adjusted for ERP
       ROA                                 1.70%      1.63%      1.86%
       ROE                                18.76%     17.36%     18.70%
       Efficiency ratio (Note 3)          53.06%     54.17%     49.07%

Note 3 - Efficiency Ratio Calculation

     The efficiency ratio is calculated by dividing total noninterest expense by tax-equivalent net interest income plus noninterest income, excluding security gains and demonstrates how much a company spends for each dollar of revenue earned. The efficiency
     ratio  has  been   adjusted   for  the   following   nonoperating
     transactions:
                                        2003              2002
                                   ---------------  -----------------
                                     2Q      YTD      2Q       YTD
                                   ------  -------  -------  --------
     Noninterest income
     ------------------
     Gain on sale of student
       loan portfolio              $1,774  $ 1,774  $     -  $      -
     Fair value adjustments -
       interest rate contracts      (359)     (628)  (2,109)   (2,923)
                                   ------  -------  -------   -------
     Total adjustments to
       noninterest income          $1,415  $ 1,146  $(2,109)  $(2,923)
                                   ======  =======  =======   =======
     Noninterest expense
     -------------------
     Salaries and emp benefits
         Early retirement program  $    -  $ 6,285  $     -   $     -
     Amortization/impairment of
       intangible assets
         Impairment of mortgage
           servicing rights         3,221    9,943        -    (2,000)
                                   ------  -------  -------   -------
     Total adjustments to
       noninterest expense         $3,221  $16,228  $     -   $(2,000)
                                   ======  =======  =======   =======